UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):

February 8, 2011

MAXWELL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15477	95-2390133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5271 Viewridge Court, Suite 100

San Diego, California 92123

(Addresses of principal executive offices, including zip code)

(858) 503-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2011, the Compensation Committee (the Committee) of the Board of Directors (the Board) of Maxwell Technologies, Inc. (the Company) took certain actions regarding the compensation arrangements with the Company’s named executive officers.

The Committee approved increases in base salaries for named executive officers, as follows:

Named Executive Officer	Title	Prior Base Salary	New Base Salary
David Schramm	President and Chief Executive Officer	$485,000	$495,000
Kevin Royal	Senior Vice President and Chief Financial Officer	$300,000	$311,000
George Kreigler	Senior Vice President and Chief Operating Officer	$309,000	$318,270
Van Andrews	Senior Vice President of Sales and Marketing	$240,000	$252,000

The Committee approved payment to named executive officers of cash bonuses under the Company’s 2010 incentive bonus program, as follows:

Named Executive Officer	Title	2010 Incentive Bonus Payment
David Schramm	President and Chief Executive Officer	$485,000
Kevin Royal	Senior Vice President and Chief Financial Officer	$150,000
George Kreigler	Senior Vice President and Chief Operating Officer	$154,500
Van Andrews	Senior Vice President of Sales and Marketing	$120,000

The Committee approved long-term incentive awards, in the form of restricted share awards (RSA) under the Company’s 2005 Omnibus Equity Incentive Plan, to named executive officers. Fifty percent of the shares subject to these awards vest based upon continued service over a four-year period following the grant date and fifty percent vest based upon achievement of certain performance objectives. The number of shares subject to these long-term restricted share awards for each named executive officers is as follows:

Named Executive Officer	Title	Number of Shares Subject to RSA
David Schramm	President and Chief Executive Officer	34,265
Kevin Royal	Senior Vice President and Chief Financial Officer	14,233
George Kreigler	Senior Vice President and Chief Operating Officer	14,660
Van Andrews	Senior Vice President of Sales and Marketing	10,121

In addition, on February 9, 2011, the Board approved certain changes to the compensation program for outside directors serving on the Board, effective for fiscal year 2011 (except as otherwise described below). These changes include:

•	an increase in the annual retainer for all outside directors to $50,000,

•	an additional annual cash retainer for the Chair of the Board of $20,000, retroactive to his appointment to that position in May 2010,

•

a determination that in the future, rather than granting annual equity awards based upon a set number of shares to each outside director, these awards will be based upon aggregate award value equal to $60,000 on the date of grant, and

•	annual retainers for Board committee service and service as a Board committee chair.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

By: /s/ Kevin S. Royal
Kevin S. Royal Chief Financial Officer

Date: February 14, 2011